Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, J. Russell Porter, Chief Executive Officer of Gastar Exploration, Ltd. (the “Company”), hereby certify that the accompanying Annual Report on Form 10-K for the year ended December 31, 2007 (the “Report”), filed by the Company with the Securities and Exchange Commission on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2008

/s/ J. RUSSELL PORTER
J. Russell Porter President and Chief Executive Officer